UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 – April 30, 2009

Item 1: Reports to Shareholders

Vanguard International Value Fund Semiannual Report

April 30, 2009

>	International equities rallied in March and April, recovering most of the ground lost earlier in the fiscal half-year.
>	For the six months ended April 30, Vanguard International Value Fund returned –2.34%, in line with its comparative standards.
>	Favorable selection among information technology, financial, and energy stocks, in particular, enhanced the fund’s return relative to that of its benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	13
Performance Summary	15
Financial Statements	16
About Your Fund’s Expenses	29
Trustees Approve Advisory Agreements	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard International Value Fund	VTRIX	–2.34%
MSCI EAFE Index		–2.64
Average International Fund[1]		–2.20

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$24.36	$22.79	$0.991	$0.000

1 Derived from data provided by Lipper Inc.

Note: MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index.

President’s Letter

Dear Shareholder,

A springtime rally helped international stocks to recoup most of the losses sustained earlier in the fiscal half-year and to reclaim the lead over U.S. equities. Still, global markets remained well below their late-2007 highs.

For the six months ended April 30, Vanguard International Value Fund returned –2.34%, slightly ahead of the –2.64% return of its market benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, and just behind the –2.20% average return of its international fund peers.

Despite gloomy international economic forecasts, investors were encouraged by foreign governments’ stimulus programs and by early signs of stabilization in the U.S. economy. This improved sentiment was particularly evident in the fund’s consumer discretionary, industrial, and information technology sectors, which produced returns of about 10% each. Also, the U.S. dollar weakened compared with the euro, the dominant currency of the fund’s holdings, giving a modest boost to foreign-country returns for U.S. investors. (The dollar appreciated, however, compared with the British pound sterling and, to a lesser extent, the Japanese yen.)

Volatile six months ends amid signs of hope

Although final results for the six months were far from impressive, they showed significant improvement from the beginning of the period. From November through February, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April.

International stocks posted a positive return of about 1% for the six months. In contrast, the broad U.S. stock market returned about –7%. In April, the U.S. stock market recorded its biggest monthly gain since 1991.

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector, both in the United States and overseas, suggested that the road ahead could be bumpy.

Investor confidence boosted even the weakest bonds

The period was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds—considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market spread to corporate bonds. High-yield—or “junk”—bonds posted

Market Barometer
			Total Returns
		Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	1.31%	–42.32%	3.02%
Russell 1000 Index (Large-caps)	–7.39	–35.30	–2.32
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policy-makers announced that lower rates had led to modest improvements in the credit market but that, overall, conditions remained weak.

Rising tide lifted many boats, especially in emerging markets

In seeking companies outside the United States that appear to be undervalued, the fund’s four advisors—AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Limited, and Hansberger Global Investors, Inc.—invest in small- and mid-sized firms as well as the large corporations that make up the bulk of the portfolio.

The advisors’ quest also leads them to invest in developing as well as developed markets. European companies, because of their sheer size and the region’s dominance on the world stage, are typically the major drivers of fund performance. In the current period, however, they were upstaged by emerging-market enterprises.

Led by the Asia/Pacific regions and Latin America, emerging markets were the star performers, returning more than 17% for the six months (as reflected in the return

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Fund
International Value Fund	0.47%	1.44%

1 The fund expense ratio shown is from the prospectus dated February 20, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

of the MSCI Emerging Markets Index). They benefited from investors’ renewed appetite for risk. An agreement by developed nations to quadruple the resources of the International Monetary Fund, raising them to $1 trillion, also bolstered confidence in developing economies, which may have access to IMF funds.

Emerging-market stocks, representing only about 15% of the fund’s total assets on average, helped offset most of the losses among the developed markets. China was a standout winner: The fund’s holdings recovered almost one third of their value, as investors became more confident that the government’s massive stimulus program would help the world’s third-largest economy turn around—which would bode well for global recovery.

Holdings in emerging markets also boosted the fund’s return relative to that of the MSCI EAFE Index, which does not include emerging markets. However, the fund fell a few steps behind the 1.31% return of the MSCI All Country World Index ex USA, a broader measure of international equity performance that does include emerging markets.

In contrast to the double-digit six-month gains posted by many emerging-market countries, developed markets struggled. In Europe—which represented about two-thirds of fund assets, on average—the deepening recession took its toll, especially in the United Kingdom and France. A notable exception was Germany, another large continental market, which gained ground.

The advisors’ stock selections in Europe kept the fund just ahead of its benchmark, but the fund lagged in Asia/Pacific developed markets. For some time, the fund has had a lower percentage of its assets invested in Japan than the EAFE benchmark weighting in Japanese stocks. That was beneficial this time around as Japan’s exports plunged. Some opportunities were missed, though, among Australia’s resurgent metals and mining companies.

Among the fund’s ten business sectors, performance diverged. Four previously hard-hit sectors posted six-month gains: consumer discretionary (a relatively small slice of the fund), industrial, information technology, and energy (among the best performers in resource-rich emerging markets). Even battered financials, the fund’s largest sector, almost broke even. Relative to the benchmark index, the advisors’ selections in the financial, information technology, and energy sectors boosted the fund’s return, but this was tempered by some disappointments among chemical- and mining-oriented materials holdings.

For more information on the advisors’ strategy and outlook, please see the Advisors’ Report following this letter.

Whether ’converging’ or ’decoupling,’ markets abroad still have a role

After delivering superior returns for several years, international stocks were hit even harder than U.S. stocks by the most severe financial shock since the Great Depression. This led many investors to reconsider the merits of international investing and to retrench into U.S. assets. And it fueled the debate between those who believe world markets are “converging” (growing more similar in performance through the stronger linkages of trade, finance, and banking) and those who believe these markets are “decoupling.”

Indeed, research shows that when there is a bear market in U.S. stocks, other markets also tend to descend into bear territory. Put differently, correlations among international equity markets tend to rise noticeably during global financial crises. However, the diversification benefits of international investing usually become more apparent once financial crises subside. That’s when the economic and financial performances of various countries can be expected to differ, reflecting the heterogeneous nature of national economies, capital-flow sensitivities, commodity-price exposures, and monetary and fiscal policies.

Because markets don’t move in lockstep, we believe it is appropriate to consider international stocks within a portfolio that is balanced and diversified across asset classes, consistent with your investment goals and risk tolerance. Vanguard International Value Fund, which invests in a cross section of non-U.S. companies of various sizes, can help you gain low-cost exposure to the potential long-term opportunities of investing abroad.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 12, 2009

Advisors’ Report

For the six months ended April 30, 2009, Vanguard International Value Fund returned –2.34%, in line with its comparative standards. Your fund is managed by four independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment during the fiscal half-year and of how portfolio positioning reflects this assessment. These comments were prepared on May 18, 2009.

Vanguard International Value Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	31	1,524	The advisor uses a fundamentals-based, research-
			driven approach to find companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction, helping to find
			a balanced trade-off between risk and return.
Lazard Asset Management LLC	28	1,410	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal
			is to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	21	1,053	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies
			is central to this investment process.
Hansberger Global Investors, Inc.	18	881	The advisor employs traditional, bottom-up funda-
			mental analysis to uncover undervalued investment
			opportunities. A team of analysts operating around the
			world evaluates companies from both economic and
			geographic perspectives.
Cash Investments	2	117	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stocks.
			Each advisor may also maintain a modest cash position.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, Co-Chief Investment Officer, International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer, International Value Equities

Heightened investor anxiety over the past six months has created a particularly fertile environment for value investing. The most attractive value stocks are now selling at a deep discount to the market, with remarkably diverse possibilities across sectors. We expect these valuation distortions to correct as the crisis eventually subsides and risk appetite improves. History shows that value stocks have strongly outperformed in the long run and especially in the wake of previous bear markets.

Our investment approach weighs the opportunity from buying attractively valued stocks against the risks that drive investor anxieties and make the stocks cheap. The risks are currently acute: The global economy is contracting, the world’s financial system is weak, and the profit outlook is extremely uncertain. Moreover, the potential for unpredictable government intervention makes forecasting particularly difficult.

In this environment, we repositioned the portfolio at the margin toward value stocks with strong balance sheets, strong market positions, and more visible near-term cash flows that should prove resilient in the downturn. Many of these holdings are attractively valued because they are economically sensitive. Anxiety has led investors to overlook the possibility that, when a recovery materializes, many of these companies are likely to thrive.

For example, our research suggests that despite near-term risks, Renault and Nissan—in the consumer discretionary sector—continue to offer significant long-term return potential, so we are retaining our holdings. Both companies have substantial flexibility, including untapped credit lines and the ability to sell valuable equity stakes, which can help them to weather the economic downturn.

Similarly, in the materials sector, we reduced holdings in those companies with weak balance sheets or earnings under severe pressure from lower demand for raw materials and declining selling prices. But we retain significant exposure to attractively valued names such as BASF, a German chemical company.

We increased our position in France Telecom and initiated a position in BCE of Canada, as both companies generate strong operational free cash flow. Our research suggests that each company has room to cut discretionary expenditures, which would help to maintain dividends if free cash flow comes under pressure. Yet the stocks trade at significant discounts to the market and to the sector’s long-term history.

The portfolio retains significant exposure to financials. But we trimmed holdings in the banks that we believe face more risk of further dilution or nationalization. Our remaining financial holdings are diversified among banks operating in geographic regions less exposed to the real estate bubble, insurers, and capital markets institutions. Our research indicates that these holdings are likely to recover strongly when conditions improve.

Indeed, financial holdings were the biggest contributor to our six-month performance. As in the index, strong relative returns in the portfolio during March and April helped counter underperformance in the previous four months. In addition to financials, technology stocks did well. Industrial commodities holdings were the weakest in our portfolio. We believe that our response to the challenging environment and strong recent performance suggest that the portfolio is well positioned for a sustained recovery should risk-aversion continue to fade as the year unfolds.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

The first part of the six-month period was characterized by a continuation of the prior market declines, followed by a sharp rally starting in early March. In the first segment, defensive sectors outperformed on a relative basis, but the second segment witnessed strong rotation into cyclical sectors, as investors’ risk appetite returned.

Within our portion of the fund, overweighted positions and stock selection in the traditionally defensive consumer staples, telecommunication services, and health care sectors detracted from returns. Significant underweighted positions in the cyclical consumer discretionary, industrial, and materials sectors also hurt performance.

In consumer staples, our food, beverage, and tobacco stocks suffered from sector rotation, which depressed the prices of British American Tobacco, Imperial Tobacco Group, Nestlé, and Unilever.

In telecommunication services, shares of TELUS, a Canada-based mobile phone company, declined after the company announced weak subscriber growth for the first quarter of 2009. Among our emerging-markets telecom holdings, Mobile TeleSystems suffered from investors’ concerns over falling margins and the devaluation of the Russian ruble. However, Telekomunikasi Indonesia rose because of the expected benefit from a more favorable competitive environment for its wireless business.

Three global pharmaceutical holdings also held back our six-month returns: Roche, which declined partially as a result of a failed drug trial for the use of Genentech’s Avastin in treating early-stage colon cancer

(in March, Roche completed the acquisition of Genentech); GlaxoSmithKline; and Sanofi-Aventis.

The rising risk appetite of investors was demonstrated by the strong performance of emerging-market stocks, where our light exposure hurt relative results. Conversely, our stock selection and positioning in the financial sector contributed the most to our performance. An underweighted exposure to bank stocks helped, as did holdings in BNP Paribas, Barclays, and HSBC. Our overweighted exposure to the insurance segment added to returns, along with positions in Allianz, Prudential, and Zurich Financial.

Edinburgh Partners Limited

Portfolio Managers:

Sandy Nairn, Director and CEO

Christine Montgomery, Investment Partner

In our commentary last November, we anticipated that opportunities would be presented as deteriorating economic conditions further undermined investor sentiment. At least some of this has already unfolded. Our portfolio has evolved radically since we joined the fund’s advisory lineup almost a year ago.

Back then, we had substantial positions in reasonably valued companies whose future earnings profiles had the positive feature of being relatively predictable but also the negative feature of exhibiting pedestrian growth. Typically, these companies were also characterized by strong cash flow and dividends, and they were to be found mainly in the telecommunications and health care sectors. In an uncertain environment, these companies’ initial valuations combined with their predictable earnings and healthy dividends helped to protect their share prices from much of the market volatility. As a consequence, during the last six months our best-performing stocks were predominantly to be found in those two sectors plus utilities.

These characteristics were not shared by much of the market. In many cases, the hardest-hit companies started from a position of overvaluation, which was then compounded by falling earnings as a result of the deterioration of the global economy. High valuation and earnings disappointment had the normal result, and some very severe declines ensued. The unremitting negativity of economic forecasts caused the pendulum not only to swing too far but to do so indiscriminately.

These excessive falls caused a number of companies to reach very attractive valuations. Good long-term growth prospects played second fiddle to investors’ worries about near-term cyclicality. Whether or not a company had a strong balance sheet, intellectual property, or a dominant market position, we found that if the near-term news flow was negative, its share price fell precipitously. This created a wonderfully fertile ground for investment. The picture was most obvious in the emerging markets and technology areas, and the shift in our portfolio’s structure has reflected this. Examples include our purchases of China Mobile, Samsung, Baidu, and Lenovo.

We funded these purchases by reducing or selling some of our holdings in health care and telecommunications. Again, these stocks had performed very well against a difficult background, and given the valuations they had achieved, it made sense to switch the investment into companies with lower valuations and better growth prospects.

We expect this evolution in the portfolio to continue, but at a much slower pace. Recent months have seen the wide valuation differentials that prompted these moves narrow sharply. Indeed, it would be no surprise to see the differentials widen again in the not-too-distant future. The recent revival in investor sentiment remains fragile, and we are convinced that further opportunities will arise if it is shaken. Hence, there is no need to rush. For the moment, we are comfortable with the structure of the portfolio.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director, Emerging Markets

International equity markets declined during much of the six months, as the global financial crisis morphed into a global economic crisis. In the United States and elsewhere, unemployment levels increased dramatically while consumer and business demand evaporated and global trade slowed markedly. Policymakers around the world responded very forcefully, however, with central banks cutting interest rates and implementing unconventional monetary policies, while many countries committed to fiscal stimulus packages representing 1%–2% of gross domestic product. Near the end of the period, equity markets responded favorably to signs of a potential bottoming of the global economic decline; still, most major international indexes posted losses during this time.

In this challenging environment, our portion of the portfolio benefited from positive stock selection in the energy, industrial, and consumer discretionary sectors as well as from an overweighted position in emerging markets. Key energy holdings that performed well included Brazil-based Petrobras as well as China Shenhua Energy. The share prices of both companies responded favorably to a stabilization of oil and commodity prices, and China Shenhua also benefited from early signs that China’s fiscal stimulus package was providing support to that country’s economy.

Along those same lines, Weichai Power and China Communications Construction, two China-based industrial companies, were among the top contributors to our portfolio’s performance during the period. While their shares also drew strength from the expected short-term impact of the government’s stimulus, the development of China’s infrastructure is a long-term opportunity. In our view, both Weichai Power and China Communications Construction are well positioned to benefit from this secular trend.

The most significant detractor from our portfolio’s six-month performance was our exposure to financials, including U.K.-based Man Group, France-based BNP Paribas, and Nomura Holdings of Japan. Broadly speaking, these companies were hurt by concerns related to systemic risk in the global financial sector. Investments in the telecommunications sector also detracted from the portfolio’s performance, with KDDI, a Japanese wireless telecom provider, doing the most harm. The company’s shares were hurt by concerns related to competition in the local market.

Despite the rally by global equities near the end of the period, we believe that the world economy is not completely out of the woods and that economic news is still likely to be negative. That said, our value philosophy continues to lead us to more economically sensitive sectors such as industrials, materials, and energy. We also continue to find good value in emerging markets such as China, India, Brazil, and Russia. While risks to the global economy remain, we believe that the prices of many stocks have been discounted more than enough to reflect an uncertain economic environment, and that these stocks are now trading well below their intrinsic value.

International Value Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	223	982	1,813
Turnover Rate[3]	53%	—	—
Expense Ratio[4]	0.47%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	1.00	0.93

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	5.1%	10.8%	9.1%
Consumer Staples	9.8	9.7	8.3
Energy	11.8	8.7	11.5
Financials	24.3	23.5	24.0
Health Care	10.0	8.6	6.8
Industrials	5.3	11.6	10.4
Information Technology	12.6	5.4	6.7
Materials	5.0	9.0	10.5
Telecommunication
Services	11.2	6.1	7.0
Utilities	4.9	6.6	5.7

Ten Largest Holdings[6] (% of total net assets)

Sanofi-Aventis	pharmaceuticals	2.5%
Vodafone Group PLC	wireless
	telecommunication
	services	2.4
Nokia Oyj	communications
	equipment	2.2
Eni SpA	integrated oil
	and gas	2.0
BP PLC	integrated oil
	and gas	1.8
Samsung Electronics
Co., Ltd.	semiconductors	1.7
Novartis AG (Registered)	pharmaceuticals	1.6
Total SA	integrated oil
	and gas	1.5
Unilever	packaged foods
	and meats	1.5
Allianz AG	multi-line insurance	1.5
Top Ten		18.7%

Allocation by Region (% of equity exposure)

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 Annualized.

4 The fund expense ratio shown is from the prospectus dated February 20, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended April 30, 2009, the annualized expense ratio was 0.47%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index futures.

International Value Fund

Market Diversification (% of equity exposure)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	20.2%	20.7%	15.0%
France	12.4	10.7	7.8
Germany	8.5	8.3	6.1
Switzerland	7.8	7.8	5.7
Italy	3.4	3.6	2.7
Finland	2.7	1.4	1.0
Belgium	2.2	0.9	0.7
Netherlands	1.9	2.3	1.7
Sweden	1.8	2.5	1.8
Spain	1.0	4.3	3.2
Other
European Markets	1.8	3.2	2.3
Subtotal	63.7%	65.7%	48.0%
Pacific
Japan	11.8%	23.8%	17.3%
Hong Kong	1.5	2.4	1.7
Australia	1.2	6.8	5.0
Singapore	1.0	1.2	0.9
Other
Pacific Markets	0.1	0.1	0.1
Subtotal	15.6%	34.3%	25.0%
Emerging Markets
China	4.8%	—	3.6%
Russia	3.0	—	1.3
South Korea	3.0	—	2.8
Brazil	2.0	—	3.0
Taiwan	1.8	—	2.4
Other
Emerging Markets	3.5	—	7.0
Subtotal	18.1%	—	20.1%
North America
Canada	2.6%	—	6.9%

1 Market percentages exclude currency contracts held by the fund.

2 MSCI EAFE Index.

3 MSCI All Country World Index ex USA.

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1998–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[2]	5/16/1983	–44.66%	–0.25%	1.89%

1 Six months ended April 30, 2009.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.1%)[1]
Australia (0.9%)
Australia & New Zealand
Bank Group Ltd.	1,624,900	18,738
National Australia
Bank Ltd.	861,821	12,889
Westpac Banking
Corp., Ltd.	717,848	10,008
Macquarie Airports Group	3,251,427	4,286
Macquarie Group, Ltd.	24,400	590
		46,511
Belgium (2.1%)
^ Anheuser-Busch InBev NV	2,006,180	61,414
Belgacom SA	984,200	28,608
Delhaize Group	217,700	14,683
Anheuser-Busch InBev NVP
VVPR Strips	734,880	2
		104,707
Brazil (2.0%)
Banco do Brasil SA	2,142,000	18,348
Redecard SA	1,229,400	15,473
Companhia Vale do Rio
Doce Sponsored ADR	965,481	13,256
Petroleo Brasileiro SA ADR	376,700	12,646
Companhia Energetica de
Minas Gerais ADR	712,819	10,728
Petroleo Brasileiro SA
Series A ADR	385,967	10,413
Usiminas-Usinas
Siderugicas de Minas
Gerais SA Pfd.	700,425	10,390
Itau Unibanco Banco
Multiplo SA	547,984	7,524
		98,778
Canada (2.5%)
TELUS Corp.–
Non Voting Shares	1,022,401	23,776
Barrick Gold Corp.	702,100	20,328
Petro-Canada	539,900	17,039
BCE Inc.	575,300	12,299

			Market
			Value•
		Shares	($000)
^	Bank of Nova Scotia, Halifax	374,712	10,658
^	IGM Financial, Inc.	335,560	10,002
^	Royal Bank of Canada	210,547	7,463
	Canadian Imperial
	Bank of Commerce	154,700	6,945
*	IAMGOLD (International
	African Mining Gold Corp.)	642,000	5,116
	Sun Life Financial
	Services of Canada	207,480	4,851
	Nexen Inc.	235,196	4,478
^	Biovail Corp.	320,700	3,507
*	Fairfax Financial
	Holdings Ltd.	2,200	582
			127,044
China (4.7%)
	Baidu.com, Inc.	196,000	45,648
	China Mobile
	(Hong Kong) Ltd.	4,053,000	34,999
	Lenovo Group Ltd.	108,764,258	29,605
	China Petroleum &
	Chemical Corp.	29,778,000	23,145
	Industrial and
	Commercial Bank of
	China Ltd. Class H	25,008,000	14,227
	China Communications
	Construction Co., Ltd.	11,855,000	14,061
	Weichai Power Co., Ltd.
	Class H	4,964,800	14,049
	Denway Motors Ltd.	31,354,000	13,111
	China Shenhua Energy
	Co. Ltd. H Shares	4,519,500	12,496
	China Construction Bank	20,254,000	11,693
^	Jiangxi Copper Co. Ltd.	6,324,000	7,386
^	LDK Solar Co. Ltd. ADR	736,000	5,888
	China Telecom Corp. Ltd.	11,458,000	5,640
	Ping An Insurance
	(Group) Co. of China Ltd.	647,500	4,000
^	China Medical
	Technologies, Inc.-ADR	8,762	171
			236,119

International Value Fund

			Market
			Value•
		Shares	($000)
Czech Republic (0.4%)
	Ceske Energeticke
	Zavody a.s.	487,900	19,903

Denmark (0.6%)
	Novo Nordisk A/S B Shares	657,965	31,307

Finland (2.6%)
^	Nokia Oyj	7,807,614	110,895
^	Sampo Oyj A Shares	924,800	17,252
			128,147
France (11.7%)
^	Sanofi-Aventis	2,127,854	123,229
	Total SA	1,512,868	75,698
	BNP Paribas SA	1,138,280	59,923
	France Telecom SA	2,576,795	57,205
^	GDF Suez	1,321,997	47,479
^	Axa	2,721,813	45,731
	Credit Agricole SA	1,662,474	24,308
^	ArcelorMittal
	(Amsterdam Shares)	950,657	22,268
	Renault SA	574,700	18,428
	Societe Generale Class A	333,856	17,063
^	Groupe Danone	311,621	14,823
	LVMH Louis Vuitton
	Moet Hennessy	188,600	14,239
^	Carrefour SA	318,007	12,894
^	Lagardere S.C.A.	410,100	12,874
^	PPR	147,804	11,324
^	Schneider Electric SA	132,554	10,087
^	Vivendi SA	308,472	8,294
	Arkema	232,600	5,365
	Vallourec SA	41,400	4,525
			585,757
Germany (8.0%)
^	Allianz AG	792,280	73,106
^	E.On AG	2,160,325	73,056
	Siemens AG	558,894	37,577
	Bayer AG	605,410	30,093
	Deutsche Bank AG	476,000	25,384
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG
	(Registered)	181,100	25,023
^	Adidas AG	610,893	23,081
^	BASF AG	554,100	20,910
	Merck KGaA	231,148	20,726
	SAP AG	471,840	18,141
	Deutsche Telekom AG	1,005,200	12,156
	RWE AG	166,180	11,980
^	Henkel AG & Co. KGaA	293,401	7,957
^	Deutsche Lufthansa AG	611,000	7,794
^	Suedzucker AG	195,200	3,778
^	Celesio AG	167,900	3,724

		Market
		Value•
	Shares	($000)
^ Fresenius Medical Care AG	88,400	3,430
Deutsche Post AG	33,160	383
		398,299
Hong Kong (1.5%)
Sun Hung Kai
Properties Ltd.	2,829,000	29,245
Swire Pacific Ltd.
A Shares	3,612,000	28,235
Esprit Holdings Ltd.	2,218,900	13,596
Yue Yuen Industrial
(Holdings) Ltd.	1,495,500	3,324
		74,400
India (0.5%)
Infosys Technologies
Ltd. ADR	450,380	13,876
State Bank of India GDR	121,750	6,793
HDFC Bank Ltd. ADR	62,032	4,592
		25,261
Indonesia (0.6%)
PT Telekomunikasi
Indonesia ADR	847,000	24,343
PT International Nickel
Indonesia Tbk	22,800,000	7,298
		31,641
Israel (0.2%)
Bezeq Israeli
Telecommunication
Corp., Ltd.	5,459,600	8,597

Italy (3.2%)
Eni SpA	4,613,939	99,011
Intesa Sanpaolo SpA	9,347,100	29,778
Telecom Italia SpA	11,230,800	14,201
Saipem SpA	419,508	8,967
Telecom Italia SpA RNC	6,391,400	5,710
A2A SpA	2,412,100	3,965
		161,632
Japan (11.0%)
Canon, Inc.	2,103,700	62,955
Toyota Motor Corp.	1,136,700	44,989
Tokyo Electric Power Co.	1,340,800	31,409
Sumitomo Mitsui
Financial Group, Inc.	757,500	26,271
Fanuc Co., Ltd.	349,161	25,196
Kirin Brewery Co., Ltd.	2,245,000	24,702
Hoya Corp.	1,405,900	24,390
Nissan Motor Co., Ltd.	3,927,400	20,499
^ Mizuho Financial
Group, Inc.	8,800,000	18,557
^ Sharp Corp.	1,674,000	17,627
^ Toshiba Corp.	5,098,000	17,494
Fujitsu Ltd.	3,856,000	16,519
Shionogi & Co., Ltd.	933,000	16,051

International Value Fund

		Market
		Value•
	Shares	($000)
Nintendo Co.	57,100	15,352
Shin-Etsu
Chemical Co., Ltd.	270,500	13,147
KDDI Corp.	2,798	12,583
Nippon Telegraph and
Telephone Corp.	329,500	12,416
Sumitomo Trust &
Banking Co., Ltd.	2,956,000	12,370
Hitachi Ltd.	3,189,000	11,143
THK Co., Inc.	723,100	10,028
Mitsubishi Corp.	590,600	9,089
Seven and I
Holdings Co., Ltd.	393,700	8,896
Sumitomo Corp.	1,019,500	8,874
Mitsubishi UFJ
Financial Group	1,621,700	8,846
Bank of Yokohama Ltd.	2,060,000	8,735
JFE Holdings, Inc.	302,100	8,251
Nomura Holdings Inc.	1,271,200	7,671
Mitsubishi Chemical
Holdings Corp.	1,966,000	7,488
Mitsui & Co., Ltd.	697,000	7,393
Osaka Gas Co., Ltd.	2,318,000	7,346
Sony Corp.	275,700	7,164
East Japan Railway Co.	124,200	6,999
Isuzu Motors Ltd.	3,930,000	6,561
Nippon Mining
Holdings Inc.	1,276,500	5,796
Furukawa Electric Co.	1,259,000	3,768
Orix Corp.	8,220	385
		546,960
Mexico (0.3%)
America Movil SA de
CV Series L ADR	406,701	13,360
* Carso Global Telecom
SAB de CV	759,800	2,712
		16,072
Netherlands (1.8%)
Unilever NV	1,353,220	26,777
Heineken NV	700,730	20,823
Koninklijke Ahold NV	1,726,080	18,911
ING Groep NV	1,357,234	12,371
Koninklijke (Royal) Philips
Electronics NV	523,890	9,453
		88,335
New Zealand (0.1%)
Telecom Corp. of
New Zealand Ltd.	2,909,739	4,653

		Market
		Value•
	Shares	($000)
Norway (0.7%)
StatoilHydro ASA	855,350	15,942
^,* Subsea 7 Inc.	1,386,952	10,368
* Renewable Energy Corp. AS	756,354	6,832
		33,142
Portugal (0.5%)
Portugal Telecom SGPS SA	3,102,900	23,660

Russia (2.9%)
LUKOIL ADR	1,231,635	54,047
OAO Gazprom-Sponsored
ADR (London Line)	2,420,230	42,463
MMC Norilsk Nickel ADR	4,214,928	34,624
Mobile TeleSystems ADR	419,869	13,914
		145,048
Singapore (1.0%)
Singapore
Telecommunications Ltd.	23,665,900	40,665
DBS Group Holdings Ltd.	1,603,701	10,195
		50,860
South Africa (0.3%)
Standard Bank Group Ltd.	901,078	8,706
Bidvest Group Ltd.	382,790	4,047
		12,753
South Korea (3.0%)
Samsung
Electronics Co., Ltd.	151,548	69,978
* KB Financial Group, Inc.	1,181,664	36,638
SK Telecom Co., Ltd. ADR	1,298,700	20,351
Samsung
Electronics Co., Ltd. Pfd.	58,300	15,077
Hana Financial Group Inc.	339,800	5,853
		147,897
Spain (0.8%)
Telefonica SA	1,041,800	19,738
Banco Santander SA	1,244,392	11,970
Industria de Diseno
Textil SA	197,695	8,429
		40,137
Sweden (1.8%)
^ Telefonaktiebolaget LM
Ericsson AB Class B	6,729,080	57,156
Svenska Cellulosa
AB B Shares	1,678,000	16,179
^ Nordea Bank AB	1,222,330	9,092
^ Volvo AB B Shares	1,028,750	6,708
		89,135

International Value Fund

		Market
		Value•
	Shares	($000)
Switzerland (7.6%)
Novartis AG (Registered)	2,044,260	77,372
Roche Holdings AG	578,500	72,951
Credit Suisse Group
(Registered)	1,836,348	71,758
Zurich Financial
Services AG	311,230	57,836
Nestle SA (Registered)	1,403,293	45,743
UBS AG	2,054,598	28,223
Syngenta AG	40,658	8,680
ABB Ltd.	585,652	8,291
^ Lonza AG (Registered)	77,665	7,125
		377,979
Taiwan (1.7%)
AU Optronics Corp.	20,182,000	21,471
United Microelectronics
Corp.	47,201,668	17,828
Taiwan Semiconductor
Manufacturing Co., Ltd.
ADR	1,433,173	15,149
Siliconware Precision
Industries Co.	10,457,417	13,564
China Steel Corp.	10,449,732	8,085
Compal Electronics
Inc. GDR	1,506,895	6,374
China Steel Corp. GDR	196,889	2,988
		85,459
Thailand (0.3%)
PTT Public Co. Ltd.
(Foreign)	2,059,900	10,984
Thai Oil Public Co., Ltd.
(Foreign)	5,154,800	4,668
		15,652
Turkey (0.8%)
Turkcell Iletisim
Hizmetleri A.S.	4,519,900	23,097
Turkiye Is Bankasi
A.S. C Shares	6,715,500	19,388
		42,485
United Kingdom (19.0%)
Vodafone Group PLC	64,775,551	119,056
BP PLC	12,373,300	87,438
GlaxoSmithKline PLC	4,644,980	71,548
Prudential PLC	10,465,174	60,151
Barclays PLC	14,626,300	59,384
Unilever PLC	2,420,200	47,125
BAE Systems PLC	8,710,030	45,817
British American
Tobacco PLC	1,879,743	45,334

			Market
			Value•
		Shares	($000)
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	1,835,400	42,095
	HSBC Holdings PLC	5,875,875	41,786
	Imperial Tobacco
	Group PLC	1,814,050	41,390
	Aviva PLC	8,180,251	37,662
	Tesco PLC	5,344,357	26,480
	Reckitt Benckiser
	Group PLC	672,500	26,399
	BG Group PLC	1,338,500	21,373
	BHP Billiton PLC	986,309	20,471
	Associated British
	Foods PLC	1,642,500	17,339
	Centrica PLC	5,136,400	17,173
	Lloyds Banking Group PLC	8,923,569	14,474
	Standard Chartered PLC	771,163	11,929
	Man Group PLC	3,018,240	11,156
	HSBC Holdings PLC
	(Hong Kong Shares)	1,493,104	10,466
	ICAP PLC	1,909,522	10,438
	AstraZeneca Group PLC	287,200	10,056
	Smith & Nephew PLC	1,329,279	9,352
	Royal & Sun Alliance
	Insurance Group PLC	4,587,167	8,825
	Royal Bank of Scotland
	Group PLC	14,055,123	8,578
	TUI Travel PLC	2,044,000	7,619
	Eurasian Natural
	Resources Corp.	613,909	5,346
	Drax Group PLC	681,400	5,167
^	Thomas Cook Group PLC	966,200	3,730
			945,157
Total Common Stocks
(Cost $6,264,361)			4,743,487
Temporary Cash Investments (16.8%)[1]
Money Market Fund (16.4%)
2,3	Vanguard Market
	Liquidity Fund,
	0.355%	817,661,836	817,662

International Value Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.4%)
4,5 Federal Home Loan
Bank, 0.210%, 9/28/09	11,000	10,987
4,5 Federal Home Loan
Bank, 0.441%, 9/30/09	8,000	7,991
		18,978
Total Temporary Cash Investments
(Cost $836,637)		836,640
Total Investments (111.9%)
(Cost $7,100,998)		5,580,127
Other Assets and Liabilities (–11.9%)
Other Assets[5]		134,753
Liabilities[3]		(730,206)
		(595,453)
Net Assets (100%)
Applicable to 218,742,196 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,984,674
Net Asset Value Per Share		$22.79

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	7,498,554
Undistributed Net Investment Income	42,939
Accumulated Net Realized Losses	(1,049,574)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,520,871)
Futures Contracts	18,025
Foreign Currencies and
Forward Currency Contracts	(4,399)
Net Assets	4,984,674

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $606,045,000.
*	Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 14.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $639,777,000 of collateral received for securities on loan.

4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

5 Securities with a value of $16,981,000 and cash of $3,821,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Dividends[1]	86,319
Interest[2]	2,050
Security Lending	1,575
Total Income	89,944
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,499
Performance Adjustment	(401)
The Vanguard Group—Note C
Management and Administrative	5,651
Marketing and Distribution	940
Custodian Fees	401
Shareholders’ Reports	58
Trustees’ Fees and Expenses	5
Total Expenses	11,153
Expenses Paid Indirectly	(185)
Net Expenses	10,968
Net Investment Income	78,976
Realized Net Gain (Loss)
Investment Securities Sold	(967,782)
Futures Contracts	(53,858)
Foreign Currencies and Forward Currency Contracts	(20,201)
Realized Net Gain (Loss)	(1,041,841)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	761,261
Futures Contracts	40,427
Foreign Currencies and Forward Currency Contracts	9,467
Change in Unrealized Appreciation (Depreciation)	811,155
Net Increase (Decrease) in Net Assets Resulting from Operations	(151,710)

1 Dividends are net of foreign withholding taxes of $9,758,000.

2 Interest income from an affiliated company of the fund was $1,524,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,976	264,192
Realized Net Gain (Loss)	(1,041,841)	43,797
Change in Unrealized Appreciation (Depreciation)	811,155	(4,915,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	(151,710)	(4,607,734)
Distributions
Net Investment Income	(214,335)	(201,041)
Realized Capital Gain[1]	—	(516,504)
Total Distributions	(214,335)	(717,545)
Capital Share Transactions
Issued	540,183	1,766,821
Issued in Lieu of Cash Distributions	199,428	667,768
Redeemed[2]	(724,026)	(2,087,607)
Net Increase (Decrease) from Capital Share Transactions	15,585	346,982
Total Increase (Decrease)	(350,460)	(4,978,297)
Net Assets
Beginning of Period	5,335,134	10,313,431
End of Period[3]	4,984,674	5,335,134

1 Includes fiscal 2008 short-term gain distributions totaling $109,931,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees for fiscal 2009 and 2008 of $183,000 and $682,000, respectively.

3 Net Assets—End of Period includes undistributed net investment income of $42,939,000 and $184,383,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$24.36	$48.38	$41.70	$33.30	$28.36	$24.54
Investment Operations
Net Investment Income	.373	1.176[1]	1.020	1.000[1]	.630	.480
Net Realized and Unrealized Gain
(Loss) on Investments	(.952)	(21.841)	9.634	9.060	4.790	3.800
Total from Investment Operations	(.579)	(20.665)	10.654	10.060	5.420	4.280
Distributions
Dividends from Net Investment Income	(.991)	(.940)	(.880)	(.560)	(.480)	(.460)
Distributions from Realized Capital Gains	—	(2.415)	(3.094)	(1.100)	—	—
Total Distributions	(.991)	(3.355)	(3.974)	(1.660)	(.480)	(.460)
Net Asset Value, End of Period	$22.79	$24.36	$48.38	$41.70	$33.30	$28.36

Total Return[2]	–2.34%	–45.49%	27.55%	31.22%	19.30%	17.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,985	$5,335	$10,313	$6,926	$3,606	$2,218
Ratio of Total Expenses to
Average Net Assets[3]	0.47%[4]	0.42%	0.41%	0.46%	0.50%	0.56%
Ratio of Net Investment Income to
Average Net Assets	3.34%[4]	3.08%	2.46%	2.61%	2.26%	1.99%
Portfolio Turnover Rate	53%[4]	59%	38%	36%	32%	74%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.02%, 0.01%, 0.01%, 0.00% and 0.02%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

International Value Fund

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Edinburgh Partners Ltd., Hansberger Global Investors, Inc., and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years, relative to the Morgan Stanley Capital International All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA. In accordance with the advisory contract entered into with Edinburgh Partners Ltd. in May 2008, beginning May 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2008, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $401,000 (0.02%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2009, the fund had contributed capital of $1,184,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2009, these arrangements reduced the fund’s management and administrative expenses by $99,000 and custodian fees by $86,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2009, the fund realized net foreign currency losses of $6,085,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2009, the cost of investment securities for tax purposes was $7,100,998,000. Net unrealized depreciation of investment securities for tax purposes was $1,520,871,000, consisting of unrealized gains of $272,712,000 on securities that had risen in value since their purchase and $1,793,583,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	1,883	58,088	9,160
FTSE 100 Index	524	32,666	3,144
Topix Index	352	30,089	4,780
S&P ASX 200 Index	147	10,168	941

International Value Fund

At April 30, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/24/2009	AUD	13,156	USD	9,629	932
6/24/2009	EUR	32,085	USD	42,506	(1,278)
6/24/2009	GBP	20,043	USD	29,699	542
6/17/2009	JPY	2,749,120	USD	27,963	(32)
6/15/2009	USD	47,916	CAD	56,913	(1,965)
6/15/2009	USD	28,829	CHF	32,812	(738)
6/15/2009	USD	41,553	GBP	28,043	(2,212)

AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $352,000 resulting from the translation of other assets and liabilities at April 30, 2009.

F. During the six months ended April 30, 2009, the fund purchased $1,228,352,000 of investment securities and sold $1,211,508,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	Shares	Shares
	(000)	(000)
Issued	24,907	48,037
Issued in Lieu of Cash Distributions	8,828	16,435
Redeemed	(33,960)	(58,658)
Net Increase (Decrease) in Shares Outstanding	(225)	5,814

International Value Fund

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2009, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	1,203,488	18,025	(4,751)
Level 2—Other significant observable inputs	4,376,639	—	—
Level 3—Significant unobservable inputs	—	—	—
Total	5,580,127	18,025	(4,751)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$976.59	$2.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.46	2.36

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P., Edinburgh Partners Limited, Hansberger Global Investors, Inc., and Lazard Asset Management LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified investment management services, including growth and value equities, blend strategies, and fixed income services, for clients worldwide. AllianceBernstein has advised a portion of the fund since 2004.

The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. The firm relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Edinburgh Partners Limited. Edinburgh Partners is an independent fund management company specializing in global investment analysis. The firm is based in Edinburgh, Scotland, and has advised a portion of the fund since 2008.

The firm employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process.

Hansberger Global Investors, Inc. Founded in 1994, Hansberger specializes in managing international, global, and emerging-markets equity portfolios. The firm has advised a portion of the fund since 2000.

The advisor continues to employ a sound process, selecting companies that are undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, including annual company visits by the firm’s analysts.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and the average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008)

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062009

Vanguard Diversified Equity Fund Semiannual Report

April 30, 2009

>	Vanguard Diversified Equity Fund returned about –4% during the six months ended April 30, 2009, a weak return that was nevertheless superior to those of its comparative standards.
>	Like the broad stock market, the Diversified Equity Fund and its eight underlying funds tumbled throughout most of the fiscal half-year before rallying in mid-March.
>	The Diversified Equity Fund’s growth-oriented holdings were its better performers, though there were notable pockets of strength among its value funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	15
Trustees Approve Advisory Arrangement	17
Glossary	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Diversified Equity Fund	VDEQX	–4.13%
MSCI US Broad Market Index		–-7.35
Average Multi-Cap Core Fund[1]		–4.54

Your Fund’s Performance at a Glance
October 31, 2008–April 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$15.30	$13.64	$0.286	$0.708

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal half-year ended April 30, 2009, Vanguard Diversified Equity Fund returned about –4%. The fund held up better than its benchmark, the MSCI US Broad Market Index, and was slightly ahead of its peer-group average.

As a “fund of funds,” the Diversified Equity Fund invests in eight other Vanguard funds chosen to offer broad exposure to all segments of the U.S. equity market. The underlying funds are actively managed by investment advisors that bring time-tested strategies and years of experience to their task.

Volatile six months ends amid signs of hope

For the six-month period ended April 30, the broad U.S. stock market returned about –7%, while international stocks posted a positive return of about 1%. Although these results were far from impressive, they showed significant improvement from the beginning of the half-year and indeed from the past 18 months.

Through the first four months of the period, stock markets worldwide moved lower as fallout from the financial crisis settled in all parts of the globe. In mid-March, however, things began to turn around. Investors gained confidence and started taking on more risk. Stocks continued to rally throughout April, and the U.S. stock market recorded its biggest monthly gain since 1991.

2

Despite some encouraging signs, continued job losses and persistent uncertainty about the health of the financial sector, both in the United States and overseas, suggested that the road ahead could be bumpy.

Investor confidence boosted even the weakest bonds

It was an erratic time for the fixed income market as well. After Lehman Brothers collapsed in September, investors steered clear of corporate bonds and instead sought safety in U.S. Treasury bonds, considered the safest, most liquid securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

Later in the period, optimism from the stock market spread to corporate bonds. High-yield—or “junk”—bonds posted record gains for the month of April. For the six months, both the Barclays Capital U.S. Aggregate Bond Index and the broad municipal bond market returned about 8%.

In December, the Federal Reserve Board responded to the credit crisis by lowering its target for short-term interest rates to a range of 0% to 0.25%, an all-time low. After a meeting in late April, policymakers announced that lower rates had led to modest improvements in the credit market but that, overall, conditions remained weak.

Market Barometer
			Total Returns
		Periods Ended April 30, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–7.39%	–35.30%	–2.32%
Russell 2000 Index (Small-caps)	–8.40	–30.74	–1.45
Dow Jones U.S. Total Stock Market Index	–6.97	–34.37	–1.86
MSCI All Country World Index ex USA (International)	1.31	–42.32	3.02

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	7.74%	3.84%	4.78%
Barclays Capital Municipal Bond Index	8.20	3.11	4.11
Citigroup 3-Month Treasury Bill Index	0.19	1.01	3.05

CPI
Consumer Price Index	–1.54%	–0.74%	2.55%

1 Annualized.

3

Both growth and value stocks contributed to the fund’s return

Amid one of the most challenging economic environments in decades, Vanguard Diversified Equity’s exposure to a broad variety of investment styles and portfolio management strategies helped to limit its losses and enabled it to finish ahead of its benchmark index and peer-group average.

Investors favored growth stocks over value in the period, and the Diversified Equity Fund’s four growth-oriented holdings took advantage of the favorable turn, outpacing the broad market. Vanguard Mid-Cap Growth Fund led the four with a 2.84% return. Growth stocks in general benefited from a six-month pickup in the beaten-down technology sector.

The Diversified Equity Fund enjoyed some success with its value funds, too, most notably Vanguard Capital Value Fund. Although this holding accounted for only about 5% of Diversified Equity’s assets, its 12.87% return made a meaningful contribution to six-month performance.

Conversely, Vanguard Growth and Income Fund––Diversified Equity’s largest underlying holding at about 20% of assets––returned –9.88%. The fund, which holds a mix of growth and value

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Average
	Fund Fees	Multi-Cap
	and Expenses[1]	Core Fund[2]
Diversified Equity Fund	0.37%	1.18%

1 This figure—drawn from the prospectus dated February 20, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2009, the annualized acquired fund fees and expenses were 0.43%.

2 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

stocks, seeks to outperform the Standard & Poor’s 500 Index while maintaining a similar level of risk and sector exposures. It fell short of this goal during the half-year as poor stock selection in the financial and industrial sectors created a drag on performance. Vanguard Windsor II Fund was also a weak performer, returning –9.40% during the six months.

The Diversified Equity Fund covers every market corner

Almost as a rule, investors grow by turns enchanted or disappointed with different investment styles and market segments over long periods of time. These cycles can lead to ineffective investment decisions. The Diversified Equity Fund was created to capture the returns of every segment of the U.S. equity market––growth and value investments and small-, mid-, and large-cap stocks––providing investors with a stock portfolio that can serve them through all of the equity market’s seasons.

Although there are no assurances, the fund’s actively managed portfolios give investors an opportunity to outperform the market. Just as diversification of securities can help shield a portfolio from outsized losses in a single stock, the fund’s mix of investment strategies and philosophies limits its exposure to the fortunes of any one approach to the stock market.

Underlying Funds: Allocations and Returns
As of April 30, 2009

	Percentage of	Total Returns for
Vanguard Fund	Diversified	October 31, 2008,
(Investor Shares)	Equity’s Assets	Through April 30, 2009
Growth and Income Fund	19.9%	–9.88%
Morgan™ Growth Fund	15.0	–3.31
Windsor™ Fund	14.9	–1.89
U.S. Growth Fund	14.9	–3.32
Windsor II Fund	14.9	–9.40
Explorer™ Fund	10.0	–2.32
Capital Value Fund	5.4	12.87
Mid-Cap Growth Fund	5.0	2.84
Combined	100.0%	–4.13%

5

We believe that in combination with bond and money market funds, the Diversified Equity Fund can be a useful component of your long-term investment program.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

May 12, 2009

6

Diversified Equity Fund

Fund Profile

As of April 30, 2009

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,432	3,631
Median Market Cap	$24.3B	$23.3B
Price/Earnings Ratio	15.8x	16.6x
Price/Book Ratio	1.8x	1.9x
Yield[3]	2.1%	2.3%
Return on Equity	19.6%	20.1%
Earnings Growth Rate	15.1%	15.1%
Foreign Holdings	5.1%	0.0%
Acquired Fund Fees
and Expenses[4]	0.37%	—

Volatility Measures[5]
Fund Versus
Comparative Index[2]
R-Squared	0.99
Beta	1.02

Allocation to Underlying Vanguard Funds

Growth and Income Fund	19.9%
Morgan Growth Fund	15.0
Windsor Fund	14.9
U.S. Growth Fund	14.9
Windsor II Fund	14.9
Explorer Fund	10.0
Capital Value Fund	5.4
Mid-Cap Growth Fund	5.0

Sector Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	10.2%	10.3%
Consumer Staples	9.8	10.5
Energy	10.8	11.8
Financials	12.3	13.6
Health Care	15.1	13.3
Industrials	11.8	11.0
Information Technology	19.0	18.4
Materials	3.4	3.7
Telecommunication Services	3.7	3.4
Utilities	3.9	4.0

Investment Focus

1 Reflects holdings of underlying funds.

2 MSCI US Broad Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary.

4 This figure—drawn from the prospectus dated February 20, 2009—represents an estimate of the weighted average of the annualized expense ratio and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2009, the annualized acquired fund fees and expenses were 0.43%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005–April 30, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Diversified Equity Fund[2]	6/10/2005	–37.25%	–8.81%

1 Six months ended April 30, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

8

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	10,555,160	196,643
Vanguard Morgan Growth Fund Investor Shares	12,514,725	147,549
Vanguard Windsor Fund Investor Shares	16,068,680	147,350
Vanguard U.S. Growth Fund Investor Shares	11,506,063	147,277
Vanguard Windsor II Fund Investor Shares	8,052,274	146,873
Vanguard Explorer Fund Investor Shares	2,229,636	98,483
Vanguard Capital Value Fund	8,850,922	53,282
Vanguard Mid-Cap Growth Fund	4,033,920	48,851
Total Investment Companies (Cost $1,524,625)		986,308
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.355% (Cost $480)	479,960	480
Total Investments (100.1%) (Cost $1,525,105)		986,788
Other Assets and Liabilities (–0.1%)
Other Assets		2,394
Liabilities		(2,988)
		(594)
Net Assets (100%)
Applicable to 72,303,088 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		986,194
Net Asset Value Per Share		$13.64

At April 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,525,806
Overdistributed Net Investment Income	(1,165)
Overdistributed Net Realized Gains	(130)
Unrealized Appreciation (Depreciation)	(538,317)
Net Assets	986,194

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2009
($000)
Investment Income
Income
Income Distributions Received	11,001
Net Investment Income—Note B	11,001
Realized Net Gain (Loss) on Investment Securities Sold	9,760
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(46,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,964)

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,001	11,792
Realized Net Gain (Loss)	9,760	50,594
Change in Unrealized Appreciation (Depreciation)	(46,725)	(526,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,964)	(464,537)
Distributions
Net Investment Income	(16,776)	(7,361)
Realized Capital Gain[1]	(41,532)	(15,873)
Total Distributions	(58,308)	(23,234)
Capital Share Transactions
Issued	261,993	839,266
Issued in Lieu of Cash Distributions	57,046	22,579
Redeemed	(97,119)	(207,610)
Net Increase (Decrease) from Capital Share Transactions	221,920	654,235
Total Increase (Decrease)	137,648	166,464
Net Assets
Beginning of Period	848,546	682,082
End of Period[2]	986,194	848,546

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $10,753,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,165,000) and $4,610,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Financial Highlights

	Six Months				June 10,
	Ended				2005[1] to
For a Share Outstanding	April 30,	Year Ended October 31,			Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.30	$26.15	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.190	.284	.232	.225	.010
Capital Gain Distributions Received	—	1.333	.542	.419	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.856)	(11.741)	2.705	2.334	.440
Total from Investment Operations	(.666)	(10.124)	3.479	2.978	.450
Distributions
Dividends from Net Investment Income	(.286)	(.230)	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.708)	(.496)	(.259)	(.078)	—
Total Distributions	(.994)	(.726)	(.529)	(.228)	—
Net Asset Value, End of Period	$13.64	$15.30	$26.15	$23.20	$20.45

Total Return[2]	–4.13%	–39.72%	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$986	$849	$682	$125	$48
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.16%[4]	1.27%	0.85%	0.92%	0.10%[4]
Portfolio Turnover Rate	2%[4]	2%	3%	16%	1%

1 Inception.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 The acquired fund fees and expenses were 0.43% (annualized).

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008) and for the period ended April 30, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2009, the cost of investment securities for tax purposes was $1,525,105,000. Net unrealized depreciation of investment securities for tax purposes was $538,317,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended April 30, 2009, the fund purchased $186,869,000 of investment securities and sold $10,375,000 of investment securities, other than temporary cash investments.

13

Diversified Equity Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	Shares	Shares
	(000)	(000)
Issued	20,300	38,818
Issued in Lieu of Cash Distributions	4,325	944
Redeemed	(7,793)	(10,377)
Net Increase (Decrease) in Shares Outstanding	16,832	29,385

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2008	4/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$958.69	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

1 These calculations are based on the acquired fund fees and expenses for the most recent six month period. The Diversified Equity Fund’s annualized expense figure for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

16

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2005, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception in 2005, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each underlying fund in which the Diversified Equity Fund invests pays advisory fees well below the underlying funds’ peer-group averages. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

17

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

18

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008)

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2009

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference